Exhibit 99.4

EXECUTION VERSION

HARRY & DAVID HOLDINGS, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

Name of Optionee:	Steven J. Heyer

Date of Grant:	February 8, 2010

Expiration Date:	February 8, 2020 (unless earlier terminated as provided in Section 6)

Number of Option Shares:	63,409 Common Shares

Option Price:	$430.00

Right to Exercise:	The Option shall be exercisable as of the Date of Grant.

IN WITNESS WHEREOF, Harry & David Holdings, Inc. has caused this Agreement to be executed on its behalf by its duly authorized officer, and Optionee has also executed this Agreement in duplicate, as of the day and year first above written.

HARRY & DAVID HOLDING, INC.

By:	/s/ George L. Majoros, Jr.
Name: George L. Majoros, Jr.
Title: Vice President

/s/ Steven J. Heyer
Steven J. Heyer

THIS AGREEMENT SHALL BE VOID IF IT HAS NOT BEEN EXECUTED AND RETURNED TO THE COMPANY WITHIN 30 DAYS AFTER THE DATE OF GRANT.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS OPTION AGREEMENT AND THE SECURITIES UNDERLYING THIS OPTION AGREEMENT MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SALE, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION SHALL HAVE BEEN REGISTERED UNDER SAID ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR UNTIL THE COMPANY SHALL HAVE RECEIVED A LEGAL OPINION SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH SECURITIES MAY BE LEGALLY SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION AND COMPLIANCE.

OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE COMPANY AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THIS OPTION AGREEMENT.

HARRY & DAVID HOLDINGS, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

This AGREEMENT (the “Agreement”) is made as of the date of grant on the cover page hereof (the “Date of Grant”) by and between Harry & David Holdings, Inc., a Delaware corporation (the “Company”), and the individual named on the cover page hereto (the “Optionee”).

1. Grant of Stock Option. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Company’s Second Amended and Restated 2004 Stock Option Plan, as amended from time to time (the “Plan”), the Company hereby grants to the Optionee as of the Date of Grant a stock option (the “Option”) to purchase the number of Common Shares shown on the cover page hereof (the “Option Shares”). The Option may be exercised from time to time in accordance with the terms of this Agreement. The price at which the Option Shares may be purchased pursuant to this Option shall be as set forth on the cover page hereof, subject to adjustment as provided in this Agreement (the “Option Price”). The Option is intended to be a non-qualified stock option and shall not be treated as an “incentive stock option” within the meaning of that term under Section 422 of the Code, or any successor provision thereto; and this Agreement shall be construed in a manner that will effectuate such intent.

2. Term of Option. The term of the Option shall commence on the Date of Grant set forth on the cover page hereof (the “Date of Grant”) and, unless earlier terminated in accordance with Section 6 hereof, shall expire on February 8, 2020.

3. Right to Exercise. Subject to the expiration or earlier termination of the Option in accordance with its terms, the Option is exercisable in full on the Grant Date. The Option may be exercised in whole or in part. In no event shall the Optionee be entitled to acquire a fraction of one Option Share pursuant to the Option. After the Optionee has exercised all or part of the Option in accordance with its terms and conditions, the Optionee shall be entitled to the privileges of ownership with respect to Option Shares purchased and delivered to the Optionee upon such exercise.

Notwithstanding anything to the contrary in this Agreement, as a condition to exercising the Option (or any portion thereof) as provided above (other than as a result of a Change in Control) (as defined below), Optionee will become a party to and be bound by that certain Stockholders Agreement dated as of June 17, 2004 (the “Stockholders Agreement”), among the Company, U.S. Equity Partners II, LP, U.S. Equity Partners II (U.S. Parallel), LP, U.S. Equity Partners (Offshore) II, LP, Highfields Capital I LP, Highfields Capital II LP and Highfields Capital Ltd.

4. Transferability of Option. The Option granted hereby shall be neither transferable nor assignable by the Optionee except by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision. Notwithstanding anything to the contrary in this Agreement, Optionee may Transfer all or any portion of the Option to Optionee’s Permitted Transferees, and such Permitted Transferees may exercise the Option in accordance with this Agreement.

5. Notice of Exercise; Payment. The Option may be exercised by written notice to the Company stating the number of Option Shares for which the Option is being exercised and the intended manner of payment. The date of such notice shall be the exercise date. Payment equal to the aggregate Option Price of the Option Shares for which the Option is being exercised shall be tendered in full with the notice of exercise to the Company in cash in the form of currency or check or other cash equivalent acceptable to the Company. The Optionee may also tender the Option Price by (a) the actual or constructive transfer to the Company of nonforfeitable, nonrestricted Common Shares that have been owned by the Optionee for more than six months prior to the date of exercise, or (b) by any combination of the foregoing methods of payment, including a partial tender in cash and a partial tender in nonforfeitable, nonrestricted Common Shares. Nonforfeitable, nonrestricted Common Shares that are transferred by the Optionee in payment of all or any part of the Option Price shall be valued on the basis of their fair market value per Common Share as determined by the Board. As a further condition precedent to the exercise of the Option, the Optionee shall comply with all regulations and requirements of any regulatory authority having control of, or supervision over, the issuance of Common Shares and in connection therewith shall execute any documents which the Board or a committee thereof shall in its sole discretion deem necessary or advisable. The requirement of payment in cash shall be deemed satisfied if the Optionee makes arrangements that are satisfactory to the Company with a bank or broker that is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of Option Shares that are being purchased pursuant to the exercise, so that the net proceeds of the sale transaction will at least equal the amount of the aggregate Option Price plus payment of any applicable withholding taxes, to the extent permitted by law.

6. Termination of Agreement

(a) Termination. This Agreement and any portion of the Option that has not been exercised shall terminate automatically and without further notice on the earliest of the following dates:

(i) 30 days after Harry and David terminates Optionee’s employment for Cause or Optionee terminates his employment with Harry and David other than for Good Reason (in either case regardless of, and without giving effect to, the expiration of the Employment Period (as defined in the Employment Agreement)); provided, however, that this clause (i) shall not apply if (x) at any time during which Optionee is the Chief Executive Officer of the Company, (1) Affiliates of Wasserstein & Co., LP sell to any Person (other than an Affiliate of Wasserstein & Co., LP) 20% or more of the total voting power represented by the Company’s or Harry and David’s then outstanding Voting Securities, (2) the Company or Harry and David raises equity capital by issuing or selling equity securities comprising 20% or more of the then outstanding Voting Securities of the Company or Harry and David or (3) an Initial Public Offering occurs and (y) Optionee terminates his employment with Harry and David other than for Good Reason; and

(ii) February 8, 2020.

(b) For the purposes of this Agreement, the continuous employment of the Optionee with the Company shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company, by reason of the transfer of his or her employment among the Company and its Subsidiaries or a leave of absence of not more than 30 days unless otherwise approved by the Board.

7. Company’s Right of Repurchase

(a) Exercise of Right. The Company shall have the right (the “Repurchase Right”) to repurchase some or all of the Option Shares which the Optionee has elected to exercise from the Optionee, upon the occurrence of any of the events specified in Section 7(b) below (each, a “Repurchase Event”). The Repurchase Right may be exercised by the Company within 180 days following the date of such Repurchase Event (the “Repurchase Period”). The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to the Fair Market Value of the Option Shares, determined as provided in Section 7(c). The Company may assign the Repurchase Right to one or more persons or legal entities. Upon exercise of the Repurchase Right in the manner provided in this Section 7(a), the Optionee shall deliver to the Company the stock certificate or certificates representing the Option Shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

If the Option Shares are not purchased under the Repurchase Right, the Optionee and his or her successor in interest, if any, will hold any such shares in his or her possession subject to all of the provisions of Section 8.

(b) Company’s Right to Exercise Repurchase Right. The Company shall have the Repurchase Right in the event that any of the following events shall occur:

(i) The termination of the Optionee’s employment with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, Disability or retirement; or

(ii) The (x) filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Optionee, or (y) the Optionee being subjected involuntarily to a petition or assignment or to an attachment or other legal or equitable interest with respect to his or her assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, or (z) the Optionee being subject to a transfer of Option Shares by operation of law, except by reason of death.

(c) Determination of Fair Market Value. For purposes of Section 7(a), the Fair Market Value of the Option Shares shall be determined as of the date of the Repurchase Event by the Board in good faith and using reasonable assumptions.

(d) Expiration of Company’s Repurchase Right. The Repurchase Right shall remain in effect until and shall terminate upon the closing of an Initial Public Offering or a Change in Control.

8. Company’s Right of First Refusal

(a) Exercise of Right. If, at a time other than within the period specified in Section 7(a) and without limiting any restrictions on transfer of any Option Shares set forth in the Stockholders Agreement, the Optionee desires to transfer all or any part of the Option Shares to any person other than the Company (an “Offeror”), the Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Option Notice”) to the Company setting forth the Optionee’s desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Option Shares (the “Company Option Shares”) specified in the Option Notice, such option to be exercisable by giving, within 20 days after receipt of the Option Notice, a written counter notice to the Optionee. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days after the date of delivery by the Company of such counter notice.

(b) Sale of Option Shares to Offeror. The Optionee may, for 30 days after the expiration of the 20-day option period as set forth in Section 8(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 8.

(c) Adjustments for Changes in Capital Structure. If there shall be any change in the Common Shares of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 8 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of Optionee’s ownership of, Option Shares.

(d) Failure to Deliver Option Shares. If the Optionee fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 8, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Optionee, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Optionee. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Optionee shall thereafter look only to the Company for payment. The Company may place a legend on any certificate for Option Shares delivered to the Optionee reflecting the restrictions on transfer provided in this Section 8.

(e) Expiration of Company’s Right of First Refusal. The first refusal rights of the Company set forth above shall remain in effect until the closing of an Initial Public Offering or a Change in Control.

9. No Employment Contract. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to employment by the Company or any of its Subsidiaries, nor limit or affect in any manner the right of the Company or any of its Subsidiaries to terminate the employment or adjust the compensation of the Optionee.

10. Taxes and Withholding. To the extent that the Company shall be required to withhold any federal, state, local, or foreign taxes in connection with the exercise of the Option, and the amounts available to the Company or any of its Subsidiaries for such withholding are insufficient, it shall be a condition to the exercise of the Option that the Optionee shall pay such taxes or make provisions that are satisfactory to the Company for the payment thereof.

11. Compliance with Law. Notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any applicable federal or state securities law.

12. Adjustments. The Board shall make or provide for such adjustments in the Option Price and in the number or kind of shares or other securities covered by outstanding Options as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Optionees that would otherwise result from any (a) stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company or (b) merger, consolidation, separation, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase stock. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding Options under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Options so replaced.

13. Availability of Common Shares. The Company shall at all times until the expiration of the Option reserve and keep available, either in its treasury or out of its authorized but unissued Common Shares, the full number of Option Shares deliverable upon the exercise of this Option.

14. Lock-Up Agreement. The Optionee agrees that, if requested by the Company in connection with an Initial Public Offering, the Optionee will not sell, offer for sale, or otherwise dispose of the Option Shares for such period of time as is determined by the Board, provided at least of the majority of the Company’s Directors and officers who hold Options or Common Shares at such time are similarly bound.

15. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall materially adversely affect the rights of the Optionee under this Agreement without the Optionee’s consent.

16. Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

17. Relation to Plan. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. The Board acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with this Option or its exercise.

18. Successors and Assigns. Without limiting Section 4 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives, and Permitted Transferees of the Optionee, and the successors and assigns of the Company.

19. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

20. Notices. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: Board of Directors, and any notice to the Optionee shall be addressed to the Optionee at his or her address on file with the Company. Any written notice required to be given to the Company shall be deemed to be duly given only when actually received by the Company.

21. Securities Laws Compliance. The Optionee acknowledges that the Option will be held by the Optionee for investment for the Optionee’s own account and not with a view to, or for, resale, transfer (other than to any Permitted Transferee), or distribution. The Optionee acknowledges that the Optionee has no intention of participating directly or indirectly in a distribution of the Option. The Optionee understands that prior to exercising the Option, the Optionee shall be required to reaffirm these representations and warranties as to the Option Shares that shall be issued upon exercise.

22. Compliance with Section 409A of the Code. The Plan and this Agreement are intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. This Agreement shall be treated in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of Treasury and the Internal Revenue Service with respect thereto (the “Guidance”). Any provision of this Agreement that would cause a grant or any other payment under the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Code Section 409A (which amendment may be retroactive to the extent permitted by the Guidance). Notwithstanding the foregoing, nothing herein shall create any obligation by the Company to the Optionee should any grant or other payment fail to satisfy Section 409A of the Code.

23. Certain Definitions. When used in this Agreement, the following terms have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person.

“Cause” has the meaning set forth in the Employment Agreement.

“Change in Control” means the occurrence of an event where or as a result of which (i) Affiliates of the Sponsors collectively (A) own, directly or indirectly, less than a majority of the total voting power represented by the Company’s or Harry and David’s then outstanding Voting Securities and (B) do not have the power through contract or otherwise to elect or appoint a majority of the members of the Board or the Harry and David Board; (ii) the Company or Harry and David sells or disposes of all or substantially all of its assets to any Person other than an Affiliate of any of the Sponsors; or (iii) the stockholders of the Company or Harry and David approve a plan of liquidation of the Company or Harry and David, as the case may be; provided, however, that the initial public offering of the Company’s or Harry and David’s capital stock under the Securities Act of 1933, as amended (“Initial Public Offering”), will not constitute a Change in Control, unless such Initial Public Offering results in Affiliates of the Sponsors collectively (A) owning, directly or indirectly, less than a majority of the total voting power represented by the Company’s or Harry and David’s then outstanding Voting Securities and (B) ceasing to have the power through contract or otherwise to elect or appoint a majority of the members of the Board or the Harry and David Board.

“Control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Voting Securities, contract or otherwise.

“Employment Agreement” means that certain Employment Agreement dated as of February 8, 2010, between the Optionee and Harry and David.

“Good Reason” has the meaning set forth in the Employment Agreement.

“Harry and David” means Harry and David, an Oregon corporation and wholly owned subsidiary of the Company.

“Harry and David Board” means the board of directors of Harry and David.

“Permitted Transferee” means any trust established for the exclusive benefit of one or more immediate family members of Optionee.

“Person” means any individual, partnership, joint venture, limited liability company, corporation or trust, unincorporated organization, group or government or other department or agency thereof or any other legal entity.

“Sponsors” means Wasserstein & Co., LP and Highfields Capital Management LP.

“Voting Securities” means, with respect to any Person, any securities entitled to vote (including by the execution of action by written consent) generally in the election of directors of such Person (together with direct or indirect options or other rights to acquire any such securities).

24. Any dispute regarding Cause or Good Reason will be resolved in accordance with Section 5.7 of the Employment Agreement, regardless of whether the Employment Period has expired.

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